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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2002

                              PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                 1-2516                          43-0420020
      (State or Other Jurisdiction                    (Commission                      (IRS Employer
           of Incorporation)                          File Number)                  Identification No.)

100 Route 206 North, Peapack, New Jersey                                                   07977
(Address of Principal Executive Office)                                                  (Zip Code)

                                  908-901-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         (a) On July 18, 2002, Pharmacia Corporation (NYSE: PHA) ("Pharmacia") announced that its Board of Directors declared a special stock dividend of all remaining shares held by Pharmacia in its agricultural subsidiary, Monsanto Company (NYSE: MON) ("Monsanto"). As of July 18, Pharmacia was the beneficial owner of approximately 84% of the outstanding common stock of Monsanto. The dividend will be distributed on August 13, 2002 to Pharmacia shareholders of record at the close of business on July 29, 2002. A copy of the press release dated July 18, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.1.

         (b) On July 29, 2002, Pharmacia announced that it had finalized the ratio for the distribution of all remaining shares held by Pharmacia in Monsanto. Pharmacia shareholders will be entitled to receive 0.170593 shares of Monsanto common stock for each share of Pharmacia common stock for which they are the holder of record at the close of business on July 29, 2002. The distribution of the Monsanto shares will occur on August 13, 2002. A copy of the press release dated July 30, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.2.

         (c) On or about August 1, 2002, Pharmacia mailed an Information Statement to its shareholders of record at the close of business on July 29, 2002 describing the dividend distribution. A copy of the Information Statement is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.3.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated July 18, 2002 (filed herewith).

99.2            Press Release dated July 30, 2002 (filed herewith).

99.3            Information Statement dated August 1, 2002 (filed herewith).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHARMACIA CORPORATION



Date:  August 1, 2002                     By: /s/ Don W. Schmitz
                                             ----------------------------------
                                             Don W. Schmitz
                                             Vice President and Secretary


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated July 18, 2002 (filed herewith).

99.2            Press Release dated July 30, 2002 (filed herewith).

99.3            Information Statement dated August 1, 2002 (filed herewith).


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